Exhibit 23(b)






                         Deloitte & Touche LLP
                            2 Hilton Court
                     Parsippany, New Jersey  07054




               CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS





We consent to the incorporation be reference in this Registration
Statement of Purepac, Inc. on Form S-8 of our report dated August 12, 1994, appearing in the Annual Report on Form 10-K of Purepac, Inc. for the year ended June 30, 1994.





DELOITTE & TOUCHE LLP
Parsippany, New Jersey

Dated: July 11, 1995